UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2011

Full Throttle Indoor Kart Racing, Inc.
(Exact name of registrant as specified in its charter)

Colorado	333-167799	27-1494794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4950 S. Yosemite Street, F2 #339, Greenwood Village, CO 80111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (303) 221-7223

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note on Amendment:  This amendment is filed in response to comments by the staff of the U.S. Securities and Exchange Commission.

Item 4.01 Changes in Registrant's Certifying Accountant.

On August 22, 2011, our previous independent accountant, Cordavano & Honeck. (hereafter “C&H”), was dismissed upon our receipt of notice from C&H that the Public Company Accounting Oversight Board (“PCAOB”) would place a permanent bar upon San Cordovano and C&H from conducting audits and reviews of public registrants.  The permanent bar order was effective October 13, 2011.  The PCOAB found that Samuel D. Cordovano, CPA, violated the Sarbanes-Oxley Act (Act) and PCAOB rules when he willfully became or remained associated with a registered public accounting firm after he was barred from doing so by a December 2008 PCAOB settled disciplinary order.

The report of C&H regarding the Company’s financial statements for the fiscal years ended May 31, 2010 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company's ability to continue as a going concern.

During the year ended May 31, 2010 and during the period from May 31, 2010 through to August 22, 2011, the date of dismissal, there were no disagreements with C&H on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of C&H would have caused it to make reference to the subject matter of the disagreements in connection with its report.  Also since May 31, 2010 through August 22, 2911 there were no events required to be reported pursuant to Item 304(a)(1)(v) of Regulation S-K.

We provided C&H with a copy of this Amended Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that C&H furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree. Attached to this Current Report on Form 8-K is the letter provided by C&H.

Also on August 22, 2011, our board of directors approved the engagement of Borgers & Cutler CPAs, PC  independent registered accountants, as our independent accountant following the dismissal of C&H.  Borgers & Cutler will re-audit the fiscal year ended May 31, 2010 and audit the fiscal year ended May 31, 2011. Prior to the engagement of Borgers & Cutler, the Company has not consulted with said firm regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Morrill concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:
Exhibit Number	Description
16.1	Letter from Cordovano and Honeck LLP dated October 18, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2011	FULL THROTTLE INDOOR KART RACING, INC

	By:	/s/ Richard Herrera
Richard Herrera
Chief Executive Officer